GOLDMAN SACHS
VARIABLE INSURANCE TRUST

Institutional and Service Shares of the
Goldman Sachs Large Cap Value Fund

Supplement dated April 30, 2010 to the
Prospectuses dated April 30, 2010 (the “Prospectuses”)

On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.

Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.

In the view of GS&Co. and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material effect on the ability of GS&Co., GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which GS&Co., GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

Effective April 30, 2010, the “Portfolio Management—Portfolio Managers” section of the summary section of the Prospectuses is replaced in its entirety with the following:

Portfolio Managers: Eileen Rominger, Managing Director, Global CIO of GSAM, has managed the Fund since 1999; Andrew Braun, Managing Director, Co-Chief Investment Officer, Value Equity, has managed the Fund since 2001;

Sean Gallagher, Managing Director, Co-Chief Investment Officer, Value Equity, has managed the Fund since 2001; Dolores Bamford, CFA, Managing Director, has managed the Fund since 2002; Sean A. Butkus, CFA, Vice President, has managed the Fund since 2010; Scott Carroll, CFA, Managing Director, has managed the Fund since 2002; John Arege, CFA, Vice President, has managed the Fund since 2010; and Charles “Brook” Dane, CFA, Vice President, has managed the Fund since 2010.

Additionally, the “Service Providers—Fund Managers” section of the Prospectuses is replaced in its entirety with the following:

     FUND MANAGERS

Value Investment Team

■	Stable investment team that on average has two decades of industry experience
■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value Investment Team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director Global Chief Investment Officer, Goldman Sachs Asset Management	Portfolio Manager— Large Cap Value	Since 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Global Head of Fundamental Equity in 2007 and Co-Chief Investment Officer of Global Equity in 2008. In 2009, Ms. Rominger was named Global Chief Investment Officer of Goldman Sachs Asset Management. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Andrew Braun Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Large Cap Value	Since 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Sean Gallagher Managing Director, Co-Chief Investment Officer, Value Equity	Portfolio Manager— Large Cap Value	Since 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Dolores Bamford, CFA Managing Director	Portfolio Manager— Large Cap Value	Since 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

Sean A. Butkus, CFA Vice President	Portfolio Manager— Large Cap Value	Since 2010	Mr. Butkus joined the Investment Adviser as a research analyst on the Value team in July 2004 and became a portfolio manager in 2006. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs. Before joining Goldman Sachs in 1998, he worked at Arthur Andersen LLP.

Scott Carroll, CFA Managing Director	Portfolio Manager— Large Cap Value	Since 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

John Arege, CFA Vice President	Portfolio Manager— Large Cap Value	Since 2010	Mr. Arege joined the Investment Adviser in 2006 as a Portfolio Manager on the Core Equity team and later joined the US Value Team as a Portfolio Manager in 2007. From 1999 to 2006 he worked at Merrill Lynch Investment Managers where he was a senior analyst on the Value team.

Charles “Brook” Dane, CFA Vice President	Portfolio Manager— Large Cap Value	Since 2010	Mr. Dane joined the Investment Adviser in 2010 as a portfolio manager for the Value Team. Prior to joining the Investment Adviser, Mr. Dane spent 13 years at Putnam Investments as a research analyst and more recently as a portfolio manager.

Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Co-Chief Investment Officers of the team, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Funds’ portfolio structure at both the stock and industry level.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

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